HYPERION 2005
                              INVESTMENT
                                 GRADE
                              OPPORTUNITY
                               TERM TRUST

             ---------------------------------------------

================================================================================

                                                          Semi-Annual Report
--------------------------------------------------------------------------------

June 30, 1998



----------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
------------------------------------------------------------------------


August 25, 1998
Dear Shareholder:
We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its semi-annual period ended June 30, 1998 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust
The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or rated in one of the four highest rating categories by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.


Market Environment

Prices for fixed income securities have increased over the last six months with mortgage rates falling an average of 25 basis points. A significant factor contributing to the strong performance of the bond market is the current low levels of inflation in the U.S. economy. The rise in the Consumer Price Index ("CPI") in 1997 was 2.2% versus a 3.0% to 3.5% range throughout most of the 1990s. Although the CPI has increased slightly this year, the Federal Reserve has chosen to keep short term interest rates unchanged. Asia's economic difficulties, and lower global inflation, continue to be key factors affecting domestic fixed income market volatility and performance. Japan, China and Korea are all economies that impact U.S. fixed income markets. The weakness in these economies is having an offsetting influence on the strong domestic economy and its increased wage pressures, giving rise to the strong performance in the U.S. fixed income markets.

Hyperion Capital Management, Inc. ("Hyperion") continues to be optimistic on the bond market. Some of the major factors that could support Hyperion's outlook for lower bond yields include positive fundamentals such as an improving fiscal policy, declining government deficits, and an expectation of prolonged economic problems in Asia.

As a result of the current low interest rate environment, prepayment risk has increased. A combination of efficient computer technology and greater media publicity has made mortgage refinancing a potentially common occurrence. Recently, homeowners have been made more aware of the best time to refinance through more thorough and timely news reports, advertising and other forms of media. Powerful search engines on the Internet and the public's increasing comfort with this new informative tool provide further opportunity for homeowners to refinance more quickly, and without many of yesterday's refinancing hassles. In an attempt to reduce exposure to prepayment risk, Hyperion's strategy has been to increase the allocation of securities in the portfolio to those that are intended to deflect prepayment risk and whose underlying collateral is believed to be less prepayment sensitive.


Portfolio Strategy and Performance

Hyperion's  strategy  with regard to the Trust has been both  opportunistic  and defensive.  Over the  last  six  months,  the  decline  in  interest  rates  and subsequent increase in the market value of many of the portfolio's holdings allowed Hyperion to improve the overall stability of the portfolio. We increased the Trust's allocation in securities whose maturities closely match the targeted termination date, and sold some securities that had begun to demonstrate less maturity certainty. Given the expected termination date for the Trust of
November 30, 2005, Hyperion carefully analyzed the structure of these replacement securities to find ones that it believes should fulfill the investment objectives of the Trust. Hyperion also chose over the last year to raise the overall credit profile of the Trust. This move has largely been predicated upon the gradual narrowing of credit spreads to levels where Hyperion felt that shareholders were not being rewarded enough for owning lower credit securities. The portfolio's exposure to prepayment insensitive securities was increased primarily into U.S. Treasury securities, U.S. Agency and asset-backed securities ("ABS"). The Trust also increased its exposure to mortgage securities that had a higher degree of prepayment protection because the underlying mortgage interest rate was below the band of economic "refinancability". The Trust also increased the portfolio's allocation to securities which we believe will be more protected from prepayment risk, such as planned amortization class Collateralized Mortgage Obligations ("PAC CMOs") and ABS. PAC CMOs differ from many other mortgage-backed securities because cash flows produced by a PAC CMO have a higher degree of predictability so long as the rate of mortgage refinancings remains in a given range. ABS are securities collateralized by assets that are not mortgage loans. They are typically backed by large pools of homogeneous loans, such as automobile loans and credit card receivables. Because the underlying loans are less likely to "refinance" regardless of the prevailing interest rate environment, these securities have exhibited both longer maturity and greater predictability of cash flows. The portfolio increased its asset allocation to these two sectors by 26%.

The Trust's total return for the six month period ending June 30, 1998 was 3.49%. Total return is computed based upon the change in net asset value ("NAV") of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholders is $0.04583 per share. The current yield of 6.47% on shares of the Trust is based on the NYSE closing price of $8.5000 on June 30, 1998.

At the end of August, the Trust, inclusive of leverage, had an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of approximately 7.4 years, with the core assets having a duration of
5.0 years.

During the past six months, the Trust has continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. From December 31, 1997 through and including June 30, 1998 the Trust has repurchased and retired 126,400 shares, capturing $0.0081 in additional NAV per share or $139,370 in an actual dollar amount for shareholders.

The portfolio continues to enjoy the benefit of high credit quality and maintains its AA rating from Fitch IBCA, Inc. As of June 30, 1998, 86.10% of the portfolio was rated AAA, 5.50% was rated AA, and 6.30% was rated A by Standard & Poor's Corporation or Fitch IBCA, Inc.

The chart that follows shows the allocation of the Trust's holdings by asset category on June 30, 1998.

------------------------------------------------------------------------

                      HYPERION 2005 INVESTMENT GRADE
                       OPPORTUNITY TERM TRUST, INC.
              Portfolio Of Investments As Of June 30, 1998*


         U.S.  Government  Agency  Collateralized  Mortgage  Obligations  70.0%

         U.S. Treasury Obligations                                         4.9%
         Asset-Backed Securities                                           8.3%
         Commercial/Collateralized Mortgage Obligations                    3.3%

         Subordinated Collateralized Mortgage Obligations                  7.0%
         Municipal Zero Coupon Securities                                  6.5%



                        *As a percentage of total investments.
------------------------------------------------------------------------



Conclusion

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.



Sincerely,




KENNETH C. WEISS
Chairman,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.




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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
June 30, 1998 (unaudited)                                                       Principal
                                                  Interest                        Amount             Value
                                                    Rate        Maturity          (000s)            (Note 2)
------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 108.7%
U.S. Government Agency Collateralized Mortgage Obligations (REMICs) - 101.6%
Federal Home Loan Mortgage Corporation (FHLMC)
    Series 1934, Class B                            6.25%       08/15/11           $ 20,000          $ 20,052,794
    Series 2018, Class PB                           6.00        05/15/20             10,000             9,953,450
    Series 1998-27, Class PC                        6.00        12/18/20             10,000             9,929,900
    Series 2029, Class PB                           6.00        02/15/22             37,141 @          36,966,994
    Series 2021, Class PT                           6.00        06/15/22             39,140 @          38,828,860
    Series 1676, Class H                            6.50        10/15/22             12,389            12,583,387
    Series 1732,  Class H                           6.50        11/15/22             16,350            16,600,700
    Series 1671,  Class G                           6.50        08/15/23              8,000             8,124,826
    Series 2064, Class PM                           8.00        05/25/25             17,000            17,074,375
                                                                                              --------------------
Total U.S. Government Agency Collateralized Mortgage Obligations (REMICs)
      (Cost -   $ 169,551,278 )                                                                       170,115,286
                                                                                              --------------------


U.S. Treasury Obligations - 7.1%
     U. S. Treasury Notes                           7.75        01/31/00             10,000 @          10,331,260
                                                    6.63        05/15/07              1,500 @           1,612,502
                                                                                              --------------------
Total U.S. Treasury Obligations
      (Cost -    $ 11,630,810 )                                                                        11,943,762
                                                                                              --------------------

Total U.S. Government & Agency Obligations
      (Cost -   $ 181,182,088 )                                                                       182,059,048
                                                                                              --------------------

------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 12.0%

The Money Store
    Series 1998-A, Class AH                         6.36        07/15/07              4,182             4,187,692
    Series 1996-B, Class A8                         7.91        05/15/24              3,000             3,163,573
                                                                                              --------------------
                                                                                              --------------------
                                                                                                        7,351,265
                                                                                              --------------------

Standard Credit Card Master Trust
    Series 1994-2, Class B                          7.50        04/07/08             11,900            12,778,127
                                                                                              --------------------

Total Asset-Backed Securities
      (Cost -    $ 19,713,146 )                                                                        20,129,392
                                                                                              --------------------

------------------------------------------------------------------------------------------------------------------

PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 15.0%

Commercial Mortgage Backed Securities - 4.8%
Asset Securitization Corp.
    Series 1997-D5, Class PS1 (IO)                  1.57   +    02/14/41              8,931               970,360
                                                                                              --------------------

DLJ Mortgage Acceptance Corp. *
    Series 1996-CF1, Class A1B                      7.58        02/12/06              3,000             3,242,655
                                                                                              --------------------

Resolution Trust Corporation
    Series 1992-C8, Class B                         8.84        12/25/23              3,663             3,761,545
                                                                                              --------------------

Total Commercial Mortgage Backed Securities
      (Cost -     $ 7,775,945 )                                                                         7,974,560
                                                                                              --------------------

Subordinated Collateralized Mortgage Obligations (REMICs) - 10.2%
Countrywide Home Loans
    Series 1996-1, Class B1                         7.25        05/25/26              3,845             3,940,049
                                                                                              --------------------

G3 Mortgage Reinsurance Ltd.
    Mortgage  Default Recourse*                     6.66        05/25/08              5,000             5,006,250
                                                                                              --------------------

Salomon Brothers Mortgage Securities VII
    Series 1997-HUD1, Class B1                      7.75   %    12/25/30            $ 5,606           $ 5,778,298
    Series 1997-HUD1, Class B2                      7.75        12/25/30              2,317             2,380,626
                                                                                              --------------------
                                                                                                        8,158,924
                                                                                              --------------------

Total Subordinated Collateralized Mortgage Obligations (REMICs)
      (Cost -    $ 16,516,139 )                                                                        17,105,223
                                                                                              --------------------

Total Private Collateralized Mortgage Obligations
      (Cost -    $ 24,292,084 )                                                                        25,079,783
                                                                                              --------------------

------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 9.4%

Texas - 8.5%
Houston Texas Water & Sewer System
    Revenue Bond, AMBAC                             (b)         12/01/06              5,000             3,434,735
San Antonio Texas, Electricity & Gas
    Series B, Revenue Bond, FGIC                    (b)         02/01/07             10,000             6,790,030
Texas Municipal Power Agency
    Revenue Bond, AMBAC                             (b)         09/01/05              5,490             4,001,557
                                                                                              --------------------
                                                                                                       14,226,322
                                                                                              --------------------
West Virginia - 0.9%
West Virginia State Parkways Economic
    Development and Tourism Authority
    Revenue Bond, FGIC                              (b)         05/15/05              1,975             1,442,575
                                                                                              --------------------


Total Municipal Zero Coupon Securities
      (Cost -    $ 14,250,923 )                                                                        15,668,897
                                                                                              --------------------

------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 145.1%
      (Cost -   $ 239,438,241 )                                                                       242,937,120

Liabilities in Excess of Other Assets - (45.1%)                                                       (75,493,657)
                                                                                              --------------------

NET ASSETS - 100.0%                                                                                 $ 167,443,463
                                                                                              ====================

-------------------------------------------------------------------------------

          (b)  - Zero Coupon Bonds
          @  - Portion of or entire principal amount delivered as collateral to counter party for reverse repurchase agreements.  (Note 5)
          +  - Variable Rate Security - Coupon rate is rate in effect as of
               June 30, 1998.
          * - Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers.
      AMBAC  - American Municipal Bond Assurance Corporation
       FGIC  - Financial Guaranty Insurance Company
         IO - Interest Only Security-Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.
      REMIC  - Real Estate Mortgage Investment Conduit

----------
See notes to financial statements.





------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
June 30, 1998 (unaudited)


------------------------------------------------------------------

Assets:
Investments, at value (cost $239,438,241) (Note 2)................$.....242,937,120
Cash.........................................................................56,619
Interest receivable.......................................................1,747,232
Prepaid expenses............................................................183,792
                                                                  ------------------
          Total assets..................................................244,924,763
                                                                  ------------------

Liabilities:
Reverse repurchase agreements (Note 5)...................................77,400,625
Interest payable (Note 5)....................................................38,523
Accrued expenses and other liabilities.......................................42,152
                                                                  ------------------
          Total liabilities..............................................77,481,300
                                                                  ------------------

Net Assets (equivalent to $9.71 per share based on 17,240,473
shares outstanding)...................                             $    167,443,463
                                                                  ==================

Composition of Net Assets:
Capital stock, at par (Note 6)....................................$..........17,240
Additional paid-in capital..............................................167,164,954
Undistributed net investment income.......................................2,666,666
Accumulated net realized losses..........................................(5,904,276)
Net unrealized appreciation...............................................3,498,879
                                                                  -----------------
                                                                   ================
Net assets applicable to capital stock outstanding................$.....167,443,463
                                                                  =================


See notes to financial statements.



--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)


--------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest ............................................................$........7,522,445
                                                                              -------------------

Expenses:
         Investment advisory fee (Note 3)................................................540,212
         Administration fee (Note 3).....................................................132,906
         Insurance........................................................................55,362
         Custodian........................................................................28,181
         Reports to shareholders..........................................................26,337
         Directors' fees..................................................................22,938
         Accounting and tax services......................................................22,210
         Registration fees................................................................13,191
         Transfer agency..................................................................10,652
         Legal ............................................................................4,693
         Amortization of organization expenses (Note 2)....................................1,530
         Miscellaneous.....................................................................1,399
                                                                              -------------------
                  Total operating expenses...............................................859,611
         Interest expense (Note 5).....................................................1,832,658
                                                                              -------------------
                  Total expenses.......................................................2,692,269
                                                                              -------------------
         Net investment income.........................................................4,830,176
                                                                              -------------------

Realized and Unrealized Gains (Losses) on Investments and Futures
         Transactions (Note 2 and 4)
Net realized gains on:
         Investment transactions.......................................................5,275,283
         Futures transactions............................................................175,092
                                                                              -------------------
                                                                              -------------------
                                                                                       5,450,375
                                                                              -------------------

Net change in unrealized appreciation on investments..................................(5,311,438)
                                                                              -------------------
Net realized and unrealized gain on investments and futures transactions.................138,937
                                                                              -------------------
Net increase in net assets resulting from operations..........................$........4,969,113
                                                                              ===================


See notes to financial statements.






------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets                                              For the Six
                                                                                Months Ended         For the Year
                                                                                  June 30,               Ended
                                                                                    1998             December 31,
                                                                                 (unaudited)             1997
-----------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
     Net investment income..................................................$........4,830,176...$.......12,156,802
     Net realized gain on investments and futures transactions............. .........5,450,375............4,484,582
     Net change in unrealized appreciation on investment transactions ..............(5,311,438)           4,737,235
                                                                            -------------------  -------------------
     Net increase in net assets resulting from operations............................4,969,113...........21,378,619
                                                                            -------------------  -------------------

Dividends to Shareholders (Note 2):
     Net investment income..........................................................(3,967,407).........(11,719,724)
                                                                            -------------------     ----------------

Capital Stock Transactions (Note 6):
     Cost of  Trust shares repurchased and retired..................................(1,078,167).........(29,807,365)
                                                                            -------------------  -------------------
               Total decrease in net assets............................................(76,461).........(20,148,470)
                                                                            -------------------  -------------------

Net Assets:
     Beginning of period...........................................................167,519,924..........187,668,394
                                                                            -------------------     ----------------
     End of period (including undistributed net investment income of  $2,666,666 and $1,803,897, respectively)......................$......167,443,463...$......167,519,924
                                                                            ===================     ================

See notes to financial statements.





------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Six Months Ended June 30, 1998 (unaudited)


------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
      Interest received (excluding net accretion of $363,615)..........................$...........7,198,220
      Interest expense paid.......................................................................(1,896,249)
      Operating expenses paid.......................................................................(965,213)
      Sale of short-term portfolio investments, net..................................................730,000
      Purchase of long-term portfolio investments...............................................(137,319,679)
      Proceeds from disposition of long-term portfolio
         investments and principal paydowns......................................................137,784,480
      Net cash provided by futures transactions......................................................175,092
                                                                                       ----------------------
      Net cash provided by operating activities....................................................5,706,651
                                                                                       ----------------------

Cash flows used for financing activities:
      Net cash provided by reverse repurchase agreements........................................     126,625
      Cash used to repurchase and retire Trust shares.............................................(1,078,167)
      Cash dividends paid.........................................................................(4,804,374)
                                                                                       ----------------------
      Net cash used for financing activities......................................................(5,755,916)
                                                                                       ----------------------

Net decrease in cash.................................................................................(49,265)
Cash at beginning of period..........................................................................105,884
                                                                                       ----------------------
Cash at end of period..................................................................$..............56,619
                                                                                       ======================


Reconciliation of Net Increase in Net Assets Resulting from Operations to
  Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations...................................$...........4,969,113
                                                                                       ----------------------
      Increase in investments.....................................................................(4,452,838)
      Decrease in net unrealized appreciation on investments.......................................5,311,438
      Decrease in interest and principal paydowns receivable..........................................48,131
      Decrease in prepaid expenses and other assets...................................................48,230
      Decrease in liabilities.......................................................................(217,423)
                                                                                       ----------------------
               Total adjustments.....................................................................737,538
                                                                                       ----------------------

Net cash provided by operating activities..............................................$...........5,706,651
                                                                                       ======================


See notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights
                                                      For the Six
                                                      Months Ended   For the Year    For the Year   For the Year   For the Year
                                                        June 30,         Ended           Ended         Ended           Ended
                                                          1998       December 31,    December 31,   December 31,   December 31,
                                                       (unaudited)        1997          1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period...............$    9.65         $ 8.89          $     9.29  $       8.11   $       9.41
                                                   --------------------------------    --------    ----------    ------------
Net investment income...............................    0.33           0.65                0.67          0.63           0.80
Net realized and unrealized gains (losses)
on investment, short
     sale, futures and option transactions.........     -  *           0.47               (0.45)         1.22          (1.36)
                                                   -----------------  ----------          ------    ----------    ------------
Net increase (decrease) in net asset value
resulting from operations........................       0.33           1.12                0.22          1.86          (0.55)
                                                   -----------------  ----------          ------    ----------    ------------
Net effect of shares repurchased..................      -  *           0.25                0.01          0.01           0.01
Dividends from  net investment income.............     (0.27)         (0.61)              (0.63)        (0.68)         (0.75)
                                                   ------------     ----------            ------    ----------    ------------
Net asset value, end of period.....................$    9.71        $  9.65          $     8.89  $       9.29    $      8.11
                                                   ============    ============          ========    ==========  ==============
Market price, end of period........................$    8.50       $ 8.4375          $     7.50  $      7.625    $      7.00
                                                   ============    ============          ========    ==========  ==============

Total Investment Return +.............................  4.03%(1)+     20.69%               6.98%        19.10%        (10.63)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)....................$167,443       $167,520            $187,668      $198,279       $173,504
Total operating expenses.............................   1.03%(2)       1.05%               1.08%         1.08%          1.08%
Interest expense.....................................   2.21%(2)       2.57%               2.37%         2.49%          1.90%
Total Expenses........................................  3.24%(2)       3.62%               3.45%         3.57%          2.98%
Net investment income...................................5.81%(2)       6.87%               7.65%         7.14%          9.10%
Portfolio turnover rate...................................57%            90%                116%          163%           171%


+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
*    Rounds to less than 0.01.
(1)  Not Annualized.
(2)  Annualized.
-------------
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


1.  The Trust:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a
diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current offer price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.


The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.


Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.


Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory and Administration Agreements:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the six months ended June 30, 1998, the Advisor received $540,212 in Advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a Sub-Administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the six months ended June 30, 1998, the Administrator received $132,906 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, the Administrator and/or the Sub-Administrator.

4.  Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 1998 were $10,002,169 and $42,584,267, respectively. Purchases and sales of U.S. Government securities, for the six months ended June 30, 1998 were $127,317,510 and $94,061,682, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.


5.  Borrowings:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At June 30, 1998, the Trust had the following reverse repurchase agreements outstanding:

                                                                Maturity in
                                                                 Zero to 30
                                                                    days
                                Maturity Amount...............    $77,515,157
                                ------------------------------
                                Market Value of Assets Sold
                                ------------------------------
                                  Under Agreements............    $79,027,960
                                ------------------------------
                                Weighted   Average   Interest           5.87%
                                Rate..........................
                                ------------------------------

--------------------------------------------------------------------------------
The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was $64,863,184 at a weighted average interest rate of 5.70%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $80,353,625, as of June 4, 1998, which was 31.7% of total assets.

6.  Capital Stock:

There are 75 million shares of $0.001 par value common stock authorized. Of the 17,240,473 shares outstanding at June 30, 1998, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of June 30, 1998, 4,470,200 shares have been repurchased pursuant to this program at a cost of $35,498,227 and an average discount of 13.29% from its net asset value. For the six months ended June 30, 1998, 126,400 shares have been repurchased at a cost of $1,078,167 and an average discount of 11.8% from its net asset value. For the year ended December 31, 1997, 3,748,600 shares had been repurchased at a cost of $29,807,365, at an average discount of 13.22%. All shares repurchased have been, or will be, retired.

7.  Financial Instruments:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There was no written option activity for the six months ended June 30, 1998.

There were no open futures contracts at June 30, 1998.


--------------------------------------------------------------------------

                        PROXY RESULTS (unaudited)
--------------------------------------------------------------------------


During the six months ended June 30, 1998, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 21, 1998. The description of each proposal and number of shares voted are as follows:



------------------------------------------ --------------------- ------------------ ------------------
                                                                   Shares Voted       Shares Voted
                                                                        For         Without Authority
------------------------------------------ --------------------- ------------------ ------------------

1.   To elect the members to the Trust's
        Board of Directors:                Rodman L. Drake          15,816,186           175,949
                                           Patricia A. Sloan        15,816,186           175,949

------------------------------------------ --------------------- ------------------ ------------------

                                               Shares Voted        Shares Voted       Shares Voted
                                                   For                Against            Abstain
------------------------------------------ --------------------- ------------------ ------------------

2.   To select  Price  Waterhouse  LLP as
     the Trust's independent accountants:        15,731,565             75,929           184,640

------------------------------------------ --------------------- ------------------ ------------------




-----------------------------------------------------------------------------

                        YEAR 2000 CHALLENGE (unaudited)

-----------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.



-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Selected Quarterly Financial Data
(unaudited)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                Net realized and
                                                unrealized gains
                                                    (losses) on         Net increase
                                                investment, short    (decrease) in net
                            Net investment                      sale,assetseresulting from  Dividends and
                                income         option transactions       operations         distributions     Share price
                            ---------------   ---------------------- -------------------  ------------------  -------------
                    Total
Quarter ended      income      Amount    Per share     Amount    Per share   Amount    Per share  Amount    Per share  High   Low
---------------------------------------------------------------------------------------------------------------------------
March 1, 1993*
to March 31, 1993  $1,098,287  $937,481     $0.04      $309,743  $.0.01    $ 1,247,224  $ 0.05     $ 0       $ 0.00   $10 1/8  9 7/8

June 30, 1993       4,763,551   3,832,812    0.18     2,686,112    0.12      6,518,924    0.30  (4,344,306)   (0.20)   10      8 7/8

September 30, 1993  5,272,115   4,111,430    0.19     2,755,490    0.13      6,866,920    0.32  (4,342,104)   (0.20)    9 3/8  9

December 31, 1993   5,832,414   4,539,300    0.21    (4,723,850)  (0.22)      (184,550)  (0.01) (4,068,685)   (0.19)    9 1/4  8 3/8

March 31, 1994      5,795,794   4,558,085    0.21    (6,888,543)  (0.32)    (2,330,458)  (0.11) (4,058,269)   (0.19)    8 7/8  8

June 30, 1994       5,902,772   4,616,386    0.22    (9,012,124)  (0.40)    (4,395,738)  (0.18) (4,042,754)   (0.19)    8 1/4  7 5/8

September 30, 1994  5,406,620   3,968,134    0.18    (5,830,890)  (0.28)    (1,862,756)  (0.09) (4,029,318)   (0.19)    8      7 1/4

December 31, 1994   5,679,863   4,021,909    0.19    (7,726,469)  (0.36)    (3,704,560)  (0.17) (4,005,735)   (0.18)    7 3/8  6 3/4

March 31, 1995      4,717,982   3,413,100    0.16    (7,036,248)  (0.33)    (3,623,148)  (0.17) (3,745,737)   (0.17)    7 3/8  7

June 30, 1995       4,968,099   3,310,058    0.15    25,633,344    1.20     28,943,402    1.35  (3,745,744)   (0.18)    8      7 1/8

September 30, 1995  5,181,587   3,333,022    0.16       211,662    0.01      3,544,684    0.17  (3,476,446)   (0.17)    7 7/8  7 1/8

December 31, 1995   5,193,154   3,310,034    0.16     7,524,854    0.35     10,834,888    0.51  (3,471,766)   (0.16)    7 7/8  7 1/2

March 31, 1996      5,275,950   3,476,418    0.16   (11,839,891)  (0.55)    (8,363,473)  (0.39) (3,463,398)   (0.16)    8 1/8  7 1/2

June 30, 1996       5,518,159   4,034,887    0.19    (5,449,440)  (0.26)    (1,414,553)  (0.07) (3,461,523)   (0.16)    7 5/8  7

September 30, 1996  5,009,905   3,498,254    0.17     1,735,438    0.08      5,233,692    0.25  (3,372,722)   (0.16)    7 1/2  7

December 31, 1996   4,837,691   3,223,188    0.15     5,884,661    0.28      9,107,849    0.43  (3,189,172)   (0.15)    7 5/8  7 1/8

March 31, 1997      4,907,167   3,352,714    0.16    (5,602,253)  (0.27)    (2,249,539)  (0.09) (3,148,487)   (0.15)    7 5/8  7 1/4

June 30, 1997       4,763,200   3,189,643    0.17     6,820,791    0.33     10,010,434    0.50  (2,741,237)   (0.14)    7 7/8  7 3/8

September 30, 1997  4,580,480   2,930,078    0.17     4,744,476    0.24      7,674,554    0.41  (2,598,475)   (0.14)    8 1/4  7 3/4

December 31, 1997   4,313,961   2,684,367    0.15     3,258,803    0.17      5,943,170    0.32  (3,231,525)   (0.18)    8 9/16 8 1/8

March 31, 1998      3,728,657   2,473,861    0.16    (1,597,782)  (0.09)       876,079    0.07  (1,588,639)   (0.11)    8 7/8  8 3/8

June 30, 1998       3,793,788   2,356,315    0.17     1,736,719    0.09      4,093,034    0.26  (2,378,768)   (0.16)    8 9/16 85/16


*  Commencement of investment operations.


INVESTMENT ADVISOR AND ADMINISTRATOR          CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.            STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                            225 Franklin Street
165 Broadway, 36th Floor                     Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:     INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                             PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                               1177 Avenue of the Americas
                                             New York, New York  10036
BOSTON EQUISERVE L.P.
Investor Relations Department                LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts 02266-8200             SULLIVAN & WORCESTER
For Shareholder Services:                    1025 Connecticut Avenue, N.W.
(800) 426-5523                               Washington, D.C.  20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.








--------------------------------------------------------------------------

                        DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.














-------------------------------------------------------------------------------
Officers & Directors
--------------------------------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director                                                   Semi-Annual Report
                                                           June 30, 1998
Harry E. Petersen, Jr.*
Director

Andrew M. Carter*
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

----------------------------------------


--------------------------------
The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

Hyperion 2005 Investment Grade Opportunity
                           Term Trust, Inc.
                          One Liberty Plaza
                    165 Broadway, 36th Floor
                  New York, NY  10006-1404